OPPENHEIMER TOTAL RETURN FUND, INC.
                   Supplement dated January 1, 2001 to the
                       Prospectus dated April 28, 2000

The Prospectus is changed as follows:

1. The first and second paragraphs of the section entitled "Dividends, Capital Gains And Taxes" on page 28 are revised as follows:

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis. The Fund intends to pay dividends to shareholders in December on a date selected by the Board of Directors.

      Dividends and other distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or other distributions.








January 1, 2001                                             PS0420.017